Business Combination - Consideration Paid and FV of Identifiable Assets and Liabilities Acquired (Details) - Cardium light oil and Mannville liquid-rich gas assets [member] $ in Thousands	Dec. 20, 2016 USD ($)
Consideration paid
Cash paid to vendor	$ 48,313
Vendor take back loan	11,162
Consideration paid	59,475
Net assets acquired
Petroleum and natural gas assets	71,564
Asset retirement obligations assumed	(12,089)
Identifiable assets acquired	$ 59,475